WARRANT AGREEMENT


         WARRANT AGREEMENT (the "Warrant Agreement") is dated as of December 18, 1995 between EDITEK, INC., a Delaware corporation (the "Company") and Samuel C. Powell and his authorized, registered successors or assigns (the "Warrant Holder").

         Subject to adjustment as hereinafter provided, the Company proposes to issue to Warrant Holder certain warrants as hereinafter described (the "Warrants") to purchase up to an aggregate of 32,679 shares (the "Warrant Shares") of the Company's Common Stock, par value $.15 per share (the "Common Stock"), exercisable at $2.96 per Warrant Share, and each Warrant entitles the holder thereof to purchase one share of Common Stock.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1. Issuance of Warrants; Form of Warrant. The Company will issue, sell and deliver the Warrant Certificate evidencing the Warrants to the Warrant Holder or at its direction, to its bona fide officers and directors upon execution of this Warrant Agreement. The text of the Warrant Certificate (hereinafter referred to as "Warrant" or "Warrant Certificate") and the form of election to purchase shares to be attached thereto shall be substantially as set forth in Exhibit A attached hereto. The Warrants shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future President or Vice President of the Company, under its corporate seal, affixed or in facsimile, attested by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company.

         2. Registered Form. The Warrants shall be registered in a Warrant register as they are issued. The Company shall be entitled to treat the registered holder (the "Warrant Holder") of any Warrant on the Warrant register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person. The Warrants shall be registered initially in the name of Samuel C. Powell.

         3. Transfer of Warrants. The Warrants and the Warrant Shares will not be transferable, in part or in whole, except (i) in compliance with the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any applicable state securities laws and (ii) only on the books of the Company upon delivery thereof duly endorsed by the Warrant Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly


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authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the persons entitled thereto. The Warrants may be exchanged at the option of the then Warrant Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Warrants to be transferred on its books to any person, unless the Warrant Holder or Warrant Holders thereof shall furnish to the Company evidence of compliance with the Act in accordance with the provisions of
Section 10 of this Agreement.

         4. Term of Warrants; Exercise of Warrants. Each Warrant entitles the Warrant Holder thereof to purchase one share of Common Stock at a purchase price of $2.96 per share (the "Exercise Price") at any time after December 18, 1995 (the "Effective Date") until 5:00 p.m., New York City time, on March 17, 1999 (the "Expiration Date"). The Exercise Price and the number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, pursuant to the provisions of Section 8 of this Agreement. Subject to the provisions of this Agreement, each Warrant Holder shall have the right, which may be exercised as set forth in such Warrants, to purchase from the Company (and the Company shall issue and sell to such Warrant Holder) the number of fully paid and nonassessable shares of Common Stock specified in such Warrant, upon surrender to the Company, or its duly authorized agent of such Warrants, with the form of election to purchase attached thereto duly completed and signed, with signatures guaranteed by a member firm of a national securities exchange, a commercial bank (not a savings bank or savings and loan association) or trust company located in the United States or a member of the NASD, and upon payment to the Company of the Exercise Price, as adjusted (if applicable) in accordance with provisions of Section 8 of this Agreement, times the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of such Exercise Price may be made in cash or by check payable to the order of the Company. No adjustment shall be made for any dividends on any shares of stock issuable upon exercise of a Warrant. Upon each surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant Holder of such Warrants and (subject to receipt of evidence of compliance with the Act in accordance with the provisions of Section 10 of this Agreement) in such name or names as such Warrant Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants, together with cash, as provided in Section 9 of this Agreement, in respect of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of Warrants and payment of the Exercise Price as aforesaid; provided, however, that if, at the date of surrender of such Warrants and payment of such Exercise Price, the transfer books for the Common Stock or other class of stock purchasable upon the exercise of such Warrants shall be issuable, shall be closed, the certificates for the shares

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shall be issuable as of the date on which such books are reopened and until such time the Company shall be under no duty to deliver any certificate for such Warrant Shares; provided, further, that the transfer books, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 days. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Warrant Holders thereof, either in full or from time to time in part and, in the event that any Warrant is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the Expiration Date, a new Warrant or Warrants will be issued for the remaining number of Warrant Shares specified in the Warrant so surrendered.

         5. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Warrant Shares, and the Company shall not be required to issue or deliver any certificate for such Warrant Shares until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's satisfaction that such tax has been paid.

         6. Mutilated or Missing Warrants. In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant for the number of Warrants represented by the Warrant so mutilated, lost, stolen or destroyed but only upon receipt of sufficient evidence of such loss, theft or destruction of such Warrant, and the ownership thereof, and an agreement to indemnify the Company, if required, all satisfactory to the Company. An applicant for such substitute Warrants shall so comply with such other reasonable regulations and pay such other reasonable charges incidental thereto as the Company may prescribe.

         7. Reservation of Warrant Shares, etc. The Company shall at all times after the Effective Date keep reserved, out of the authorized and unissued Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. American Stock Transfer & Trust Company, transfer agent for the Common Stock (the "Transfer Agent"), and every subsequent transfer agent, if any, for shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid, will be irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized and unissued shares as shall be required for such purpose. The Company will itself provide or otherwise make available any cash which may be distributable as provided in
Section 9 of this Agreement. All Warrants surrendered in the exercise of the rights thereby evidenced shall be canceled, and such canceled Warrants shall constitute sufficient evidence of the number of shares of Common Stock that have been issued upon the exercise of such Warrants. No shares of Common

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Stock  shall be  subject to  reservation  in  respect  of  unexercised  Warrants subsequent to the Expiration Date.

         8. Adjustments of Exercise Price and Number of Warrant Shares. The Exercise Price and the number and kind of securities purchasable upon exercise of each Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (a) In case the Company shall (i) declare a dividend on its Common Stock in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of Warrants Shares purchasable upon exercise of each Warrant immediately prior to the record or effective date therefor shall be adjusted so that the Warrant Holder of each Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which such Warrant Holder would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to immediately after the record date, if any, for such event.

                  (b) Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price shall adjusted by multiplying such exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares so purchasable immediately thereafter.

                  (c) For the purpose of this Section 8, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Warrant Holders shall become entitled to purchase any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraphs (a) through (b), inclusive, above, and paragraphs
(d) through (f), inclusive, of this Section 8, and the provisions of Sections 4, 5, 7 and 12, with respect to the Warrant Shares, shall apply on like terms to any such other shares.

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                  (d) The Company may at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company; provided, however, that in no event shall the Exercise Price be adjusted below the par value per share of the Common Stock.

                  (e) In case of any consolidation or merger of the Company with or into another corporation r in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation (or an affiliate of such successor or purchasing corporation), as the case may be, agrees that such Warrant Holder shall have the right for thirty (30) days thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of each Warrant the kind and amount of shares and other securities and property (including cash) which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had such Warrant been exercised immediately prior to such action. The provisions of this paragraph (e) shall similarly apply to successive consolidations, mergers, sales or conveyances.

                  (f) Notwithstanding any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants pursuant to this Agreement, certificates for Warrants issued prior or subsequent to such adjustments many continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

         9. Fractional Interests. The Company shall not be required to issue fractions of shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Warrant Holder, the number of Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this
Section 9, be issuable on the exercise of any Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the current market price per share of Common Stock on the date of exercise which price shall be the last sale price, or in case no sale takes place on such day, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock of the Company is traded, or if not traded on any national exchange, then the average of the closing bid and asked prices as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or as reported by the National Quotation Bureau, Inc. or similar reporting organization.

         10. Restriction on Dispositions. The Warrants and the Warrant Shares have not been registered under the Act. The Warrant Holder represents and warrants to the Company that it understands that neither the Warrants nor the
Warrant  Shares  may  be  transferred   except  pursuant  to  (i)  an  effective
Registration Statement under the Act, or (ii) any available
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rule or exemption from registration under the Act permitting such disposition of securities and an opinion of counsel, reasonably satisfactory to counsel for the Company, that an exemption from such registration is available.

         11. Certificates to Bear Legends. The Warrants shall be subject to a stop-transfer order and the certificate or certificates therefor shall bear the following legend:

         NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO
         (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR (ii) ANY AVAILABLE RULE OR EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES AND AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

         The Warrant Shares or other securities issued upon exercise of the Warrants shall be subject to a stop-transfer order and the certificate or certificates evidencing any such Warrant Shares or securities shall bear a legend in substantially the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR (ii) ANY AVAILABLE RULE OR EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES AND AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

         12. Representations and Warranties of Warrant Holder. In connection with the issuance of the Warrants, the Warrant Holder represents to the Company by acceptance of the Warrants as follows:

                  (a) The Warrant Holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire the Warrants. The Warrant Holder is acquiring the Warrants for its own account for investment purposes only and not with view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

                  (b) The Warrant Holder understands that the Warrants and Warrant Shares have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Warrant Holder's investment intent as expressed herein.

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                  (c) The Warrant Holder further  understands  that the Warrants and any Warrant Shares to be issued upon exercise hereof must be held indefinitely unless subsequently registered under the Act and either registered or qualified under any applicable state securities laws, or unless exemptions from such registration and qualification are otherwise available.

                  (d) The Warrant Holder agrees that it will not dispose of any of the Warrants or Warrant Shares except pursuant to (i) an effective registration statement under the Act (and, in such case, in compliance with all prospectus delivery or other requirements to sell pursuant to such registration statement), (ii) Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities) or (iii) an opinion of counsel that an exemption from registration is available.

         13. Registration Rights. The Company hereby covenants and agrees to grant certain registration rights to the Warrant Holder with respect to the Warrant Shares, as follows:

                  (a) If the Company proposes to register any of its securities, either for its own account or the account of others, solely for cash under the Securities Act of 1933, as amended (the "Securities Act"), either for its own account or the account of others (other than any registration effected by the Company to implement an employee benefit plan or for a transaction to which Rule 145 or any similar rule under the Securities Act is applicable), it will give written notice to the Warrant Holder of its intention to do so. Upon the written request of the Warrant Holder received by the Company within ten (10) days after the date of any such notice (which request shall specify the amount of Warrant Shares intended to be disposed of by the Warrant Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration, in a registration statement (the "Registration Statement") covering the securities to be offered by the Company, of the securities which the Company has been so requested to register by the Warrant Holder and other security holders; provided, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder whose securities are to be included in the Registration Statement and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any securities in connection with such registration, and
(ii) in the case of a determination to delay registering, shall be permitted to delay registering any securities for the same period as the delay in registering such other securities; provided further, that in the case of an underwritten registration, the Company shall not be required to register securities in excess of the amount, if any, which the principal underwriter shall reasonably and in good faith agree in writing to include in such registration. Any Warrant Shares and any securities of any other security holder who holds securities requested to be included in such registration which are not included for this reason shall be included (subject, first, to the inclusion of all securities the Company proposes to register and sell, if any) on a pro rata

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basis in proportion  to the  respective  holdings of securities  requested to be included in such registration.  The Warrant Holder shall be entitled to exercise
the  registration   rights  described  herein  only  once;   provided  that  the
Registration  Statement  becomes and remains  effective for at least ninety (90)
days.  The  Company  shall  pay  its  own  expenses  in  connection   with  such
registration; the Warrant Holder shall pay all fees and expenses of the Warrant Holder's own counsel and the Warrant Holder's proportionate share of all registration and qualification fees and expenses (including underwriters' discounts and commissions) and other expenses that result from the inclusion of the Warrant Shares in such registration. The Warrant Holder shall provide the Company in a signed writing such information about the Warrant Holder as in the opinion of securities counsel to the Company shall be either necessary or reasonably appropriate to enable the Company to comply with the Securities Act and applicable state securities laws.

         (b) The Company shall use its best efforts to register, qualify or obtain exemption from registration or qualification for, the Warrant Shares covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Company determines to register securities to be sold by the Company.

         (c) Notwithstanding the foregoing, the Company (i) shall not be obligated to register Warrant Shares held by the Warrant Holder if the Company shall furnish the Warrant Holder with a written opinion of counsel reasonably satisfactory to the Warrant Holder, that the Warrant Shares sought to be registered may be publicly offered, sold and distributed without registration under the Securities Act pursuant to Rule 144 without restriction as to the amount of securities that can be sold; and (ii) if the registration herein described is an underwritten offering, shall have no obligation to register the Warrant Holder's Warrant Shares, unless the Warrant Holder enters into an underwriting agreement in customary form with the underwriter or underwriters selected for the offering by the Company, and enters into such other agreements (including, but not limited to, holdback or lock-up agreements and a customary and reasonable agreement to indemnify the Company and any underwriter) and provides such documents as are customary and reasonable for underwritten offerings.

         14. Notices to Warrant Holders. Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Warrant Holders thereof the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company; provided, however, that in the event a meeting of the stockholders shall be called to consider and take action on a proposal for the voluntary dissolution of the Company, other than in connection with a consolidation, merger, sale or transfer of all of substantially all of its assets, business and good will as an entirety, then and in that event the Company shall cause a notice thereof to be sent by first-class mail, postage prepaid, at least 10 days prior to the date fixed as a record date or the date of closing the transfer books in relation to such meeting, to each registered Warrant Holder of Warrants at such Warrant Holder's address appearing on the Warrant register; but

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failure  to mail or to  receive  such  notice or any  defect  therein  or in the mailing thereof shall not affect the validity of any action taken in connection with such voluntary dissolution. If such notice shall have been so given and if
such  voluntary   dissolution  shall  be  authorized  at  such  meeting  or  any adjournment thereof, then from and after the date on which such voluntary dissolution shall have been duly authorized by the shareholders, the Warrants and all other rights with respect thereto shall cease and terminate.

         15. Notices. Any notice pursuant to this Agreement to be given or made to the Company by the Warrant Holder of any Warrants shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed as follows:

                                             EDITEK, Inc.
                                             1238 Anthony Road
                                             Burlington, North Carolina 27215
                                             Attention:  Vice President-Finance

         Notices or demands authorized by this Agreement to be given or made by the Company to the Warrant Holder and/or Warrant Shares shall be sufficiently given or made (except as otherwise provided in this Agreement) if sent by first-class mail, postage prepaid, addressed to such Warrant Holder at the address of such Warrant Holder as shown on the Warrant register.

         16. Governing Law. This Agreement and the Warrant issued hereunder shall be governed by and construed in accordance with the substantive laws of the State of Delaware.

         17. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day, month and year first above written.

                                   COMPANY:

                                   EDITEK, Inc.



                                   By:_________________________________
                                            Peter J. Health, Vice President
                                            Finance & CFO


                                   WARRANT HOLDER:


                                   -----------------------------------
                                        Samuel C. Powell









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